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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 1997



                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)


      DELAWARE                        0-15022                   14-1681606
(State or other juris-             (Commission                 (IRS Employer
  diction of incorp-               File Number)              Identification No.)
     oration)


195 LAKE LOUISE MARIE ROAD, ROCK HILL, NEW YORK               12775-8000
 (Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (914) 796-2100



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

         Acquisition of Automobile Aftermarket Credit and Warranty Business from ACCEL International Corporation

         Effective as of December 31, 1997, Frontier Insurance Group, Inc. ("Registrant"), through its subsidiaries, Lyndon Insurance Group, Inc., Lyndon Life Insurance Company and Lyndon Property Insurance Company, acquired all of the issued and outstanding capital stock of Acceleration Life Insurance Company, Acceleration National Service Company and Dublin International Limited from ACCEL International Corporation ("Accel") for an aggregate purchase price of $30,200,000, pursuant to a stock purchase agreement dated October 20, 1997. In the event the stockholders' equity of the acquired companies at December 31, 1997 determined in accordance with generally accepted accounting principles (the "Closing GAAP Equity") exceeds $31,600,000, the purchase price will be increased and Registrant will pay Accel the amount by which the Closing GAAP Equity exceeds $31,600,000. In the event the Closing GAAP Equity is less than $31,600,000, the purchase price will be decreased and Accel will pay Registrant the amount by which the Closing GAAP Equity is less than $31,600,000.

         Concurrently, Registrant also purchased the extended service contract warranty line of business from another subsidiary of Accel, Acceleration National Insurance Company, for a purchase price of $10,300,000, pursuant to an asset purchase agreement also dated October 20, 1997.

         The companies and assets acquired provide specialty lines for the automobile aftermarket credit insurance business and the extended service contract warranty business.





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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits.

           10.19 Stock Acquisition Agreement dated October 20, 1997 among Lyndon Insurance Group, Inc., Lyndon Life Insurance Company and ACCEL International Corporation.

           10.20 Asset Purchase Agreement dated October 20, 1997 among Lyndon Property Insurance Company, ACCEL International Corporation and Acceleration National Insurance Company.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FRONTIER INSURANCE GROUP, INC.
                                (Registrant)




                                By:  /s/ Mark H. Mishler
                                   _____________________________________________
                                     Mark H. Mishler
                                   Vice President and Chief Financial Officer


Dated:  January 12, 1998





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                          STATEMENT OF DIFFERENCES

    The section symbol shall be expressed as.....................'SS'


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